UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____) Filed by the Registrant ý Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement ý Definitive Additional Materials o Soliciting Material Pursuant to § 240.14a-12 CAMDEN PROPERTY TRUST (Name of Registrant as Specified in Its Charter) Not applicable (Name of Person(s) Filing Proxy Statement, if other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ý No fee required. o Fee paid previously with preliminary materials o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CAMDEN PROPERTY TRUST 11 GREENWAY PLAZA, SUITE 2400 HOUSTON, TX 77046 ATTN: KIMBERLY CALLAHAN CAMDEN PROPERTY TRUST 2023 Annual Meeting Vote by May 11, 2023 11:59 PM ET You invested in CAMDEN PROPERTY TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2023. Vote Virtually at the Meeting* May 12, 2023 9:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CPT2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D95030-P85612 Get informed before you vote View the Annual Report, Notice & Proxy Statement, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D95031-P85612 1 Year 1. Election of Trust Managers Nominees: 1c. Heather J. Brunner 1a. Richard J. Campo 1d. Mark D. Gibson 1b. Javier E. Benito 1e. Scott S. Ingraham 1f. Renu Khator 1g. D. Keith Oden 1h. Frances Aldrich Sevilla-Sacasa 1i. Steven A. Webster 1j. Kelvin R. Westbrook 2. Approval, by an advisory vote, of executive compensation. 3. Ratification of Deloitte & Touche LLP as the independent registered public accounting firm. 4. Approval, by an advisory vote, of frequency of future advisory votes on executive compensation. For For For For For For For For For For For For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.